June 1, 1999


               THE DREYFUS/LAUREL FUNDS, INC.
         DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

                  Supplement to Prospectus
                     Dated March 1, 1999



     The following sentence supersedes and replaces the information in the last two sentences in the second paragraph contained in the section of the fund's Prospectus entitled "The Fund - Goal/Approach."

     Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund's dollar-weighted average maturity is generally between 3 and 10 years.